                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                               SEPTEMBER 30, 1997
                Date of Report (Date of earliest event reported)


                       TANGER FACTORY OUTLET CENTERS, INC.
             (Exact name of registrant as specified in its charter)

                                 NORTH CAROLINA
         (STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)


            1-11986                                    56-1815473
     (COMMISSION FILE NO.)               (I.R.S. EMPLOYER IDENTIFICATION NO.)


                1400 WEST NORTHWOOD STREET, GREENSBORO, NC 27408
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

                                 (910) 274-1666
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

                       TANGER FACTORY OUTLET CENTERS, INC.

                                 CURRENT REPORT

                                       ON

                                    FORM 8-K


ITEM 2.       ACQUISITION OR DISPOSITION OF ASSETS

              On February 28, 1997, Tanger Properties Limited Partnership, of which Tanger Factory Outlet Centers, Inc. (the "Company") is the sole general partner, completed the acquisition of Five Oaks Factory Stores, a factory outlet center in Sevierville, Tennessee, containing approximately 123,000 square feet, for an aggregate purchase price of $18 million. Five Oaks Factory Stores is located along Highway 441 in the city of Sevierville, approximately 30 miles southeast of Knoxville, Tennessee.

              On September 30, 1997, the Company acquired Shoppes on the Parkway, a factory outlet center located on US 321 in Blowing Rock, North Carolina, containing approximately 98,000 square feet and Soundings Factory Stores, a factory outlet center located on US 264 in Nags Head, North Carolina, containing approximately 82,000 square feet (the "North Carolina Acquired Properties") for an aggregate purchase price of $19.5 million.

ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

              The financial statements, unaudited pro forma financial information and exhibits filed herewith are as set forth below


              (a) Financial Statements                                                           Page


                  (1) Five Oaks Factory Stores

                      Report of Independent Accountants                                            4
                      Combined Statement of Revenues and Certain Operating Expenses
                         for the Year Ended December 31, 1996                                      5
                      Notes to Combined Statement of Revenues and
                         Certain Operating Expenses                                                6

                  (2) North Carolina Acquired Properties

                      Report of Independent Accountants                                            8
                      Combined Statement of Revenues and Certain Operating Expenses
                         for the Year Ended December 31, 1996                                      9
                      Notes to Combined Statement of Revenues and
                         Certain Operating Expenses                                               10

                                        2





              (b) Pro Forma Financial Information

                  (1) Unaudited Pro Forma Consolidated Balance Sheet
                           as of June 30, 1997.                                                   13

                  (2) Unaudited Pro Forma Consolidated Statements of Operations
                           for the six months ended June 30, 1997                                 14
                           for the year ended December 31, 1996                                   15

                  (3) Adjustments to Unaudited Pro Forma Consolidated
                          Statements of Operations                                                16


              (c) Exhibits

                  23.1     Consent of Coopers & Lybrand, L.L.P.*
                  23.2     Consent of Joseph Decosimo and Company, LLP*

                  *  Filed herewith


                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors of
Tanger Factory Outlet Centers, Inc:

              We have audited the combined statement of revenues and certain operating expenses of Five Oaks Factory Stores (the "Property") as described in
Note 1, for the year ended December 31, 1996. This combined financial statement is the responsibility of the Property's management. Our responsibility is to express an opinion on this combined financial statement based on our audit.

              We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

              The accompanying combined statement of revenues and certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the current report on Form 8-K of Tanger Factory Outlet Centers, Inc. as described in Note 1 and is not intended to be a complete presentation of the Property's revenues and expenses.

              In our opinion, the combined financial statement referred to above presents fairly, in all material respects, the revenues and certain operating expenses of the Property for the year ended December 31, 1996 in conformity with generally accepted accounting principles.



                                                       COOPERS & LYBRAND, L.L.P.


Greensboro, North Carolina
September 23, 1997

                            FIVE OAKS FACTORY STORES

          COMBINED STATEMENT OF REVENUES AND CERTAIN OPERATING EXPENSES
                      For The Year Ended December 31, 1996
                                 (In thousands)



Revenues
         Base rental                                                      $1,613
         Percentage rentals                                                   95
         Expense reimbursements                                              528
         Other income                                                         18
                                                                       ---------
                                                                          $2,254


Certain operating expenses
         Advertising and promotion                                           161
         Common area maintenance                                             276
         Real estate taxes                                                    75
         Land rent                                                           205
         Other operating expenses                                             35
                                                                       ---------
                                                                             752

Excess of revenues over certain operating expenses                        $1,502
                                                                          ======





THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

                   NOTES TO COMBINED STATEMENT OF REVENUES AND
                           CERTAIN OPERATING EXPENSES

1.       BASIS OF PRESENTATION

         The Combined Statement of Revenues and Certain Operating Expenses relates to the combined operations of Five Oaks Outlet Centers, Inc. and Five Oaks Outlets II, LLC ("Five Oaks Factory Stores"), a factory outlet center in Sevierville, Tennessee (the "Property") acquired by Tanger Properties Limited Partnership which has as its sole general partner, Tanger Factory Outlet Centers, Inc. (the "Company").

         The accompanying Combined Statement of Revenues and Certain Operating Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. This statement is not representative of the actual operations for the period presented, as certain expenses, which may not be comparable to the expenses expected to be incurred by the Company in the future operation of the Property, have been excluded as discussed below.

         Certain Operating Expenses include advertising and promotional expenses, common area maintenance, real estate taxes, and certain other operating expenses relating to the operations of the Property. In accordance with the regulations of the Securities and Exchange Commission, mortgage interest, depreciation and amortization and certain other costs have been excluded from certain operating expenses, as they are dependent upon a particular owner, purchase price or other financial arrangement. Certain other costs excluded include:

                           Management fees                              $119,000
                           Legal and professional fees                    20,000
                           State income and franchise taxes               34,000
                           Leasing commissions                             5,000
                                                                     -----------
                                                                        $178,000

         No Federal income taxes have been provided because the Company is taxed as a Real Estate Investment Trust under the provision of the Internal Revenue Code. Accordingly, the Company does not pay Federal income tax whenever income distributed to its shareholders is equal to at least 95% of real estate investment trust's taxable income and certain other conditions are met.


2.       ACQUISITION CONSIDERATIONS (UNAUDITED)

         In assessing the Property, the Company's management considered the existing tenant base, which is the primary revenue source, occupancy rate, the competitive nature of the market and comparative rental rates. Furthermore, current and anticipated maintenance and repair costs, real estate taxes and capital improvement requirements were evaluated. Management is not aware of any material factors that would cause the reported financial information in the accompanying Statement of Revenues and Certain Operating Expenses to be misleading or not necessarily indicative of future operating results.

3.       SIGNIFICANT ACCOUNTING POLICIES AND OPERATING LEASES

         Base and percentage rental revenues are reported as income over the lease term as earned.

         The preparation of the Combined Statement of Revenues and Certain Operating Expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the period reported. Actual results may differ from those estimates.

         The Property is leased to tenants under operating leases with expiration dates extending to the year 2003. Future minimum rentals (assuming lease renewal options, where applicable, are not exercised) under noncancellable operating leases, exclusive of additional rents from reimbursement of operating expenses are approximately as follows:

                                    1997                                  $1,833
                                    1998                                   1,628
                                    1999                                   1,628
                                    2000                                   1,465
                                    2001                                   1,296
                                    Thereafter                               766
                                                                        --------
                                                                          $8,616

4.       LAND RENT

         The land on which the Property is located is subject to a long-term ground lease expiring in 2046. Minimum lease payments through 2002 are $390,000 each year and then adjusted by the Consumer Price Index on each succeeding fifth year.

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors of
Tanger Factory Outlet Centers, Inc:

         We have audited the combined statement of revenues and certain operating expenses of the North Carolina Acquired Properties as described in
Note 1, for the year ended December 31, 1996. This combined financial statement is the responsibility of the North Carolina Acquired Properties' management. Our responsibility is to express an opinion on this combined financial statement based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         The accompanying combined statement of revenues and certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the current report on Form 8-K of Tanger Factory Outlet Centers, Inc. as described in Note 1 and is not intended to be a complete presentation of the North Carolina Acquired Properties' revenues and expenses.

         In our opinion, the combined financial statement referred to above presents fairly, in all material respects, the revenues and certain operating expenses of the North Carolina Acquired Properties for the year ended December 31, 1996 in conformity with generally accepted accounting principles.



                                                JOSEPH DECOSIMO AND COMPANY, LLP

Chattanooga, Tennessee
January 14, 1997

                       NORTH CAROLINA ACQUIRED PROPERTIES

          COMBINED STATEMENT OF REVENUES AND CERTAIN OPERATING EXPENSES
                      For The Year Ended December 31, 1996
                                 (In thousands)

Revenues
         Base rental                                                      $2,214
         Percentage rentals                                                  120
         Expense reimbursements                                              904
         Other income                                                         14
                                                                        --------
                                                                           3,252

Certain operating expenses
         Advertising and promotion                                           380
         Common area maintenance                                             453
         Real estate taxes                                                    81
         Other operating expenses                                             42
                                                                       ---------
                                                                             956

Excess of revenues over certain operating expenses                        $2,296
                                                                          ======





THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

                   NOTES TO COMBINED STATEMENT OF REVENUES AND
                           CERTAIN OPERATING EXPENSES

1.       BASIS OF PRESENTATION

         The Combined Statement of Revenues and Certain Operating Expenses relates to the combined operations of the following factory outlet centers (the "North Carolina Acquired Properties") acquired by Tanger Properties Limited Partnership which has as its sole general partner, Tanger Factory Outlet Centers, Inc. (the "Company"):


         Property Name               Location                    Square Footage
         Shoppes on the Parkway      Blowing Rock, NC            97,808 sq. ft.
         Soundings Factory Stores    Nags Head, NC               82,462 sq. ft.

         The accompanying Combined Statement of Revenues and Certain Operating Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. This statement is not representative of the actual operations for the period presented, as certain expenses, which may not be comparable to the expenses expected to be incurred by the Company in the future operation of the North Carolina Acquired Properties, have been excluded as discussed below.

         Certain Operating Expenses include advertising and promotional expenses, common area maintenance, real estate taxes, and certain other operating expenses relating to the operations of the North Carolina Acquired Properties. In accordance with the regulations of the Securities and Exchange Commission, mortgage interest, depreciation and amortization and certain other costs have been excluded from certain operating expenses, as they are dependent upon a particular owner, purchase price or other financial arrangement. Certain other costs excluded include:

                                    Management fees                     $118,000
                                    Legal and professional fees           30,000
                                    State income tax                      56,000
                                    Other                                  2,000
                                    Leasing commissions                   36,000
                                                                        $242,000

         No Federal income taxes have been provided because the Company is taxed as a Real Estate Investment Trust under the provision of the Internal Revenue Code. Accordingly, the Company does not pay Federal Income Tax whenever income distributed to its shareholders is equal to at least 95% of real estate investment trust's taxable income and certain other conditions are met.

2.       ACQUISITION CONSIDERATIONS (UNAUDITED)

         In assessing the North Carolina Acquired Properties, the Company's management considered the existing tenant base, which is the primary revenue source, occupancy rate, the competitive nature of the market and comparative rental rates. Furthermore, current and anticipated maintenance and repair costs, real estate taxes and capital improvement requirements were evaluated. Management is not aware of any material factors that would cause the reported financial information in the accompanying Combined Statement of Revenues and Certain Operating Expenses to be misleading or not necessarily indicative of future operating results.

3.       SIGNIFICANT ACCOUNTING POLICIES AND OPERATING LEASES

         Base and percentage rental revenues are reported as income over the lease term as earned.

         The preparation of the Combined Statement of Revenues and Certain Operating Expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the period reported. Actual results may differ from those estimates.

         The North Carolina Acquired Properties are leased to tenants under operating leases with expiration dates extending to the year 2003. Future minimum rentals (assuming lease renewal options, where applicable, are not exercised) under noncancellable operating leases, exclusive of additional rents from reimbursement of operating expenses as of December 31, 1996 are approximately as follows:

                                    1997                       $2,091,000
                                    1998                        1,964,000
                                    1999                        1,459,000
                                    2000                          831,000
                                    2001                          342,000
                                    Thereafter                    365,000
                                                              ------------
                                                               $7,052,000

                       TANGER FACTORY OUTLET CENTERS, INC.
                 PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS




         The accompanying Pro Forma Consolidated Financial Statements are based on the historical statements of the Company after giving effect to the acquisition of Five Oaks Factory Stores and the North Carolina Acquired Properties (the "Acquisitions"). The unaudited Pro Forma Consolidated Statements of Operations for the six months ended June 30, 1997 and the year ended December 31, 1996 assume the Acquisitions had occurred as of the beginning of each respective period.

         The Pro Forma Consolidated Financial Statements have been prepared by the Company's management. These pro forma statements may not be indicative of the results that would have actually occurred if the Acquisitions had been in effect on the date indicated, nor does it purport to represent the results of operations for future periods. The Unaudited Pro Forma Consolidated Financial Statements should be read in conjunction with the audited statement of revenues and certain operating expenses of the Acquisitions (contained herein) for the year ended December 31, 1996, the Company's unaudited financial statements and notes thereto as of June 30, 1997 and for the six months then ended (which are contained in the Company's Form 10-Q for the period ended June 30, 1997), and the audited financial statements and notes thereto as of December 31, 1996 and for the year then ended (which are contained in the Company's Annual Report on Form 10-K for the year ended December 31, 1996).

               TANGER FACTORY OUTLET CENTERS, INC. AND SUBSIDIARY
                      PRO FORMA CONSOLIDATED BALANCE SHEETS
                               As of June 30, 1997
                                   (Unaudited)
                        (In thousands, except share data)




                                                                    Tanger         Adjustments         Pro forma
                                                               ---------------- ------------------ -----------------
ASSETS
   Rental property, net                                                $348,548            $19,500  (a)     $368,048
   Cash and cash equivalents                                              2,603                                2,603
   Deferred charges, net                                                  7,560                                7,560
   Other assets                                                          11,690                               11,690
        TOTAL ASSETS                                                   $370,401            $19,500          $389,901
                                                               ================ ================== =================
LIABILITIES AND SHAREHOLDERS' EQUITY
LIABILITIES
   Long-term debt                                                      $214,890            $19,500  (a)     $234,390
   Construction trade payables                                           13,226                               13,226
   Accounts payable and accrued expenses                                  9,374                                9,374
        TOTAL LIABILITIES                                               237,490             19,500           256,990
                                                               ---------------- ------------------ -----------------
Commitments
Minority interest                                                        24,556                               24,556
                                                               ---------------- ------------------ -----------------
SHAREHOLDERS' EQUITY
   Preferred shares, $.01 par value, 1,000,000 shares
        authorized, 90,839 shares issued and outstanding at
        June 30, 1997                                                         1                                    1
   Common shares, $.01 par value, 50,000,000 shares
       authorized, 6,742,885 shares issued and outstanding
       at June 30, 1997                                                      67                                   67
   Paid in capital                                                      121,500                              121,500
   Distributions in excess of net income                                (13,213)                             (13,213)
        TOTAL SHAREHOLDERS' EQUITY                                      108,355                              108,355
                                                               ---------------- ------------------ -----------------
             TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                $370,401            $19,500          $389,901
                                                               ================ ================== =================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS.

               TANGER FACTORY OUTLET CENTERS, INC. AND SUBSIDIARY
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                     For The Six Months Ended June 30, 1997
                                   (unaudited)
                        (In thousands, except share data)




                                                      Tanger          Acquisitions (b)      Adjustments             Pro forma
                                                    --------------- --------------------- ---------------          ------------
REVENUES
   Base rentals                                             $26,958                $1,394                               $28,352
   Percentage rentals                                           703                   122                                   825
   Expense reimbursements                                    11,599                   513                                12,112
   Other income                                                 421                    14                                   435
        Total revenues                                       39,681                 2,043                                41,724
                                                    ---------------------------------------------------------------------------
EXPENSES
   Property operating                                        12,148                   552                                12,700
   General and administrative                                 3,028                                                       3,028
   Interest                                                   7,779                                   912  (c)            8,691
   Depreciation and amortization                              8,904                                   378  (d)            9,282
        Total expenses                                       31,859                   552           1,290                33,701
                                                    ---------------------------------------------------------------------------
INCOME BEFORE MINORITY INTEREST                               7,822                 1,491          (1,290)                8,023
Minority interest                                            (2,150)                                  (44) (e)           (2,194)
NET INCOME                                                   $5,672                $1,491         $(1,334)               $5,829
                                                    ===========================================================================

NET INCOME PER COMMON SHARE                                    $.71                                        (g)            $.72
                                                    ===========================================================================

WEIGHTED AVERAGE NUMBER OF SHARES                         6,724,528                                                   6,724,528

                                                    ===========================================================================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS.

               TANGER FACTORY OUTLET CENTERS, INC. AND SUBSIDIARY
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      For The Year Ended December 31, 1996
                                   (unaudited)
                        (In thousands, except share data)



                                                       Tanger         Acquisitions (f)      Adjustments             Pro forma
                                                  -----------------------------------------------------------------------------
REVENUES
   Base rentals                                             $50,596               $3,827                                $54,423
   Percentage rentals                                         2,017                  215                                  2,232
   Expense reimbursements                                    21,991                1,432                                 23,423
   Other income                                                 896                   32                                    928
        Total revenues                                       75,500                5,506                                 81,006
                                                  -----------------------------------------------------------------------------
EXPENSES
   Property operating                                        23,559                1,708                                 25,267
   General and administrative                                 5,467                                                       5,467
   Interest                                                  13,998                                  2,681 (c)           16,679
   Depreciation and amortization                             16,458                                  1,154 (d)           17,612
        Total expenses                                       59,482                1,708             3,835               65,025
                                                  -----------------------------------------------------------------------------
INCOME BEFORE GAIN ON SALE OF LAND, MINORITY
    INTEREST AND EXTRAORDINARY ITEM                          16,018                3,798            (3,835)              15,981
Gain on sale of land                                            159                                                         159
                                                  -----------------------------------------------------------------------------
INCOME BEFORE MINORITY INTEREST AND
EXTRAORDINARY ITEM                                           16,177                3,798            (3,835)              16,140
Minority interest                                            (4,425)                                     7  (e)          (4,418)
                                                  -----------------------------------------------------------------------------
INCOME BEFORE EXTRAORDINARY ITEM                             11,752                3,798            (3,828)              11,722
Extraordinary item---Loss on early
extinguishment of debt, net of minority
interest of $270                                               (561)                                                       (561)
NET INCOME                                                  $11,191               $3,798           $(3,828)             $11,161
                                                  =============================================================================

PER COMMON SHARE OUTSTANDING
   Income before extraordinary item                           $1.46                                        (g)           $1.46
   Net income                                                  1.37                                        (g)            1.37
                                                  ============================================================================

WEIGHTED AVERAGE NUMBER OF SHARES                         6,401,505                                                   6,401,505

                                                  =============================================================================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS.

               TANGER FACTORY OUTLET CENTERS, INC. AND SUBSIDIARY
              NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS


(a) Represents the cost of the acquisition of the North Carolina Acquired Properties which is assumed to be financed with additional borrowings under available lines of credit. The cost of the acquisition of Five Oaks Factory Stores has already been included in the Company's historical Consolidated Balance Sheet as of June 30, 1997.

(b) Represents the historical combined statement of revenues and certain operating expenses of Five Oaks Factory Stores for the period from January 1, 1997 through February 28, 1997 and the historical combined statement of revenues and certain operating expenses of the North Carolina Acquired Properties for the six months ended June 30, 1997.

(c) Represents interest from additional borrowings under available lines of credit to finance the Acquisitions at an interest rate of LIBOR plus 150 basis points (assumed to be 7.15 %).

(d) Reflects increase in depreciation and amortization resulting from the Acquisitions depreciated over lives ranging from 15 to 33 years.

(e) Reflects the adjustment to minority interest, after preferred dividends of $908,000 and $2,399,000 for the periods ended June 30, 1997 and December 31, 1996, respectively , allocable to the Acquisitions and the pro forma adjustments for mortgage interest and depreciation and amortization.

(f) Represents the historical combined statements of revenues and certain operating expenses of the Acquisitions for the year ended December 31, 1996.

(g) On September 24, 1997, the Company raised approximately $27.0 million from the issuance of Common Shares and used such proceeds to pay down certain debt. If such retirement had taken place as of the beginning of the fiscal year presented, income per share before extraordinary item would have been $.72 and $1.44 for the periods ended June 30, 1997 and December 31, 1996, respectively, and net income per share would have been $.72 and $1.36 for the periods ended June 30, 1997 and December 31, 1996, respectively.

                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      TANGER FACTORY OUTLET CENTERS, INC.


                              By: /s/ FRANK C. MARCHISELLO, JR.
                                      Frank C. Marchisello, Jr.
                                      Vice President, Chief Financial Officer


DATE: October 9, 1997